UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2003

QUIDEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-10961	94-2573850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10165 McKellar Court San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 552-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 9.           Regulation FD Disclosure.

The information contained in this Item 9 is being furnished pursuant to Item 12 of Form 8-K, “Results of Operations and Financial Condition,” in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003.

On April 29, 2003, Quidel Corporation (the “Company”) issued a news release reporting the financial results of the Company for its first fiscal quarter of 2003.  A copy of the news release is attached to this Current Report as Exhibit 99.1.  Also on April 29, 2003 and following this news release, the Company hosted a conference call in which its financial results for the first fiscal quarter of 2003 were discussed.  A copy of the script of the conference call is attached hereto as Exhibit 99.2.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 12.    Results of Operations and Financial Condition.

The information under this caption is furnished by the Company under Item 9 in place of Item 12 of Form 8-K in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2003
QUIDEL CORPORATION

	By:	/s/ Paul E. Landers
	Name:	Paul E. Landers
	Its:	Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release, dated April 29, 2003, reporting Quidel Corporation’s financial results for the first fiscal quarter of 2003.

99.2	Conference call script, dated April 29, 2003, reporting Quidel Corporation’s financial results for the first fiscal quarter of 2003.